                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

      Filed by the Registrant /X/

      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED
                 BY RULE 14A-6(E)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-12

                                             SEPRACOR INC.
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

      -----------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the
                                    Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------

/ /        Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                                 SEPRACOR INC.
                                111 LOCKE DRIVE
                        MARLBOROUGH, MASSACHUSETTS 01752
                 NOTICE OF 2001 ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 23, 2001

    The 2001 Annual Meeting of Stockholders of Sepracor Inc. (the "Company") will be held at the offices of Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109, on Wednesday, May 23, 2001 at 9:00 a.m., local time, to consider and act upon the following matters:

    1.  To elect two Class III Directors for the ensuing three years; and

    2. To transact such other business as may properly come before the meeting or any adjournment thereof.

    Stockholders of record at the close of business on April 10, 2001 are entitled to notice of, and to vote at, the meeting. The stock transfer books of the Company will remain open for the purchase and sale of the Company's Common Stock.

    All stockholders are cordially invited to attend the meeting.

                                         By Order of the Board of Directors,
                                          DAVID P. SOUTHWELL
                                          Secretary

Marlborough, Massachusetts
April 23, 2001

    WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND PROMPTLY MAIL IT IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES AT THE MEETING. NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES.

                                 SEPRACOR INC.
                                111 LOCKE DRIVE
                        MARLBOROUGH, MASSACHUSETTS 01752
          PROXY STATEMENT FOR THE 2001 ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 23, 2001

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Sepracor Inc. ("Sepracor" or the "Company") for use at the 2001 Annual Meeting of Stockholders (the "Annual Meeting") to be held at the offices of Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109 at 9:00 a.m. on Wednesday, May 23, 2001 and at any adjournments of that meeting.

    All proxies will be voted in accordance with the instructions of the stockholder. If no choice is specified, the proxies will be voted in favor of the matters set forth in the accompanying Notice of Meeting. Any proxy may be revoked by a stockholder at any time before it is exercised by delivery of written revocation to the Secretary of the Company.

    The Company's Annual Report for the year ended December 31, 2000 is being mailed to stockholders with the mailing of this Notice and Proxy Statement on or about April 23, 2001.

    A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2000, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WITHOUT EXHIBITS, WILL BE FURNISHED WITHOUT CHARGE TO ANY STOCKHOLDER UPON WRITTEN REQUEST TO INVESTOR RELATIONS, SEPRACOR INC., 111 LOCKE DRIVE, MARLBOROUGH, MASSACHUSETTS 01752.

VOTING SECURITIES AND VOTES REQUIRED

    On April 10, 2001, the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting, there were outstanding and entitled to vote an aggregate of 77,821,620 shares of Common Stock of the Company, $.10 par value per share (the "Common Stock"). Holders of shares of Common Stock are entitled to one vote per share.

    All share information in this proxy satement has been adjusted to reflect a two-for-one split of the Common Stock effected on February 25, 2000.

    Under the Company's Amended and Restated By-laws (the "By-Laws"), the holders of a majority of the shares of Common Stock issued, outstanding and entitled to vote on any matter shall constitute a quorum with respect to that matter at the Annual Meeting. Shares of Common Stock present in person or represented by proxy (including shares which abstain or do not vote with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum is present.

    The affirmative vote of the holders of a plurality of the votes cast by the stockholders entitled to vote at the Annual Meeting is required for the election of directors. The affirmative vote of the holders of a majority of the votes cast by the stockholders is required for the approval of the other matter scheduled to be voted on.

    Shares which abstain from voting as to a particular matter, and shares held in "street name" by brokers or nominees, who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter, will not be counted as votes in favor of such matter, and will also not be counted as votes cast or shares voting on such matter. Accordingly, abstentions and "broker non-votes" will have no effect on the voting on each matter that requires the affirmative vote of a certain percentage of the votes cast or shares voting on a matter.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth certain information, as of January 31, 2001, with respect to the beneficial ownership of: (i) the Company's Common Stock by each person known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock; and (ii) the Company's Common Stock, the Common Stock of BioSphere Medical, Inc. ("BioSphere Common Stock"), a publicly held subsidiary company of Sepracor ("BioSphere"), and the Common Stock of HemaSure Inc. ("HemaSure Common Stock"), a publicly held affiliate company of Sepracor ("HemaSure"), by (A) each director and nominee for director of the Company; (B) each executive officer named in the Summary Compensation Table under the heading "Compensation of Executive Officers" below; and (C) all directors and executive officers of the Company as a group.

    The number of shares of the Company's Common Stock, BioSphere Common Stock and HemaSure Common Stock beneficially owned by each person is determined under the rules of the Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days after January 31, 2001 through the exercise of any stock option or other right or upon conversion of the Company's 7% Convertible Subordinated Debentures due 2005 (the "7% Debentures") and the Company's 5% Convertible Subordinated Debentures due 2007 (the "5% Debentures"). Unless otherwise indicated, each person has sole investment and voting power (or shares such power with his or her spouse) with respect to the shares set forth in the following table. The inclusion herein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares.

    The directors and executive officers of Sepracor disclaim beneficial ownership of the shares of BioSphere Common Stock and HemaSure Common Stock which are owned by Sepracor.

    Unless indicated otherwise, the address for each person is to the care of Sepracor Inc., 111 Locke Drive, Marlborough, Massachusetts 01752.

                                             SHARES OF                          SHARES OF      SHARES OF
                                              SEPRACOR                          BIOSPHERE       HEMASURE
                                            COMMON STOCK     PERCENTAGE OF     COMMON STOCK   COMMON STOCK
                                            BENEFICIALLY    SEPRACOR COMMON    BENEFICIALLY   BENEFICIALLY
NAME AND ADDRESS                               OWNED       STOCK OUTSTANDING     OWNED(1)       OWNED(1)
----------------                            ------------   -----------------   ------------   ------------
5% STOCKHOLDERS
FMR Corp. and related entities ...........   10,902,481(2)        14.8%              N/A            N/A
  82 Devonshire Street
  Boston, MA 02109

Janus Capital Corporation ................    8,678,675(3)        11.7%              N/A            N/A
  100 Fillmore Street
  Denver, Colorado 80206-4923

Putnam Investments LLC.                      10,021,832(4)        13.6%              N/A            N/A
  and related entities ...................
  One Post Office Square
  Boston, MA 02109

DIRECTORS
Timothy J. Barberich(5)...................    2,018,331            2.7%           85,721        164,000
James G. Andress..........................       90,666(6)           *                 0              0
Digby W. Barrios..........................       74,000(6)           *             1,000          5,000
Robert J. Cresci..........................       40,000(6)           *                 0              0
Keith Mansford, Ph.D......................       72,200(6)           *                 0              0
James F. Mrazek(7)........................      285,964              *                 0          7,000
Alan A. Steigrod..........................       44,000(6)           *                 0              0

OTHER NAMED EXECUTIVE OFFICERS
William J. O'Shea.........................       53,253(8)           *                 0              0
Paul D. Rubin, M.D........................      144,857(9)           *                 0              0
David P. Southwell(10)....................      371,615              *            21,943              0
Robert F. Scumaci(11).....................       68,708              *            18,500              0
All directors and executive officers as a     3,394,920(12)         4.5%         127,164(13)    196,000(14)
  group (13 persons)......................

------------------------

*   Represents holdings of less than one percent.

(1) As of January 31, 2001, no officer or director of Sepracor beneficially owned more than 1% of the BioSphere Common Stock or HemaSure Common Stock. All directors and executive officers as a group beneficially own approximately 1.2% of the outstanding BioSphere Common Stock and 1% of the outstanding HemaSure Common Stock.

(2) FMR Corp. ("FMR") beneficially owns 10,902,481 shares of Common Stock of the Company (the "FMR Shares"). Fidelity Management & Research Company ("Fidelity") beneficially owns 10,825,700 of the FMR Shares as a result of its serving as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940 and to certain other funds which are generally offered to limited groups of investors (collectively the "Fidelity Funds"). Fidelity Management Trust Company ("FMTC") beneficially owns 71,220 of the FMR Shares as a result of its serving as investment manager of the institutional accounts. Fidelity International

    Limited beneficially owns 5,561 of the FMR Shares as a result of its serving as investment advisor to a number of non-U.S. investment companies.

(3) This information is taken from a Schedule 13G/A dated February 15, 2001. Janus Capital is a registered investment adviser which furnishes investment advice to several investment companies registered under Section 8 of the Investment Company Act of 1940 and individual and institutional clients (collectively referred to as "Managed Portfolios"). As a result of its role as investment adviser or sub-adviser to the Managed Portfolios, Janus Capital may be deemed to be the beneficial owner of the shares of Sepracor Common Stock held by such Managed Portfolios. However, Janus Capital does not have the right to receive any dividends from, or the proceeds from the sale of, the securities held in the Managed Portfolios and disclaims any ownership associated with such rights.

    Thomas Bailey owns approximately 12.2% of Janus Capital. In addition to being a stockholder of Janus Capital, Mr. Bailey serves as President and Chairman of the Board of Janus Capital and jointly filed the Schedule 13G/A with Janus Capital as a result of such stock ownership and positions which may be deemed to enable him to exercise control over Janus Capital.
    Mr. Bailey does not own of record any shares of Sepracor Common Stock and has not engaged in any transaction in Sepracor Common Stock. However, as a result of his position, Mr. Bailey may be deemed to have the power to exercise or direct the exercise of such voting and/or dispositive power that Janus Capital may have with respect to the Sepracor Common Stock held by the Managed Portfolios. All 8,678,675 shares of Sepracor Common Stock have been acquired by the Managed Portfolios and Mr. Bailey specifically disclaims beneficial ownership over any shares of Sepracor Common Stock that he or Janus Capital may be deemed to beneficially own. Furthermore, Mr. Bailey does not have the right to receive any dividends from, or the proceeds from the sale of, the securities held in the Managed Portfolios and disclaims any ownership associated with such rights.

(4) This information is taken from a Schedule 13G/A dated February 22, 2001, filed by Putnam Investments, LLC ("PI") and Marsh and McLennan
    Companies, Inc. ("MMC") on behalf of themselves and their affiliates. Of the 10,021,832 shares of Sepracor Common Stock deemed beneficially owned, PI and Putnam Investment Management LLC report shared dispositive power as to 9,058,532 shares of Sepracor Common Stock and PI and Putnman Advisory Company, LLC report shared voting power as to 136,350 shares of Sepracor Common Stock and shared dispositive power as to 963,300 shares of Sepracor Common Stock.

    PI, which is a wholly-owned subsidiary of MMC, wholly owns Putnam Investment Management LLC and Putnam Advisory Company, LLC, both of which are registered investment advisers. Putnam Investment Management, LLC is the investment adviser to the Putnam family of mutual funds, and the Putnam Advisory Company, LLC is the investment adviser to Putnam's institutional clients. Both subsidiaries have dispository power over the shares as investment managers, but each of the mutual fund's trustees have voting power over the shares held by each fund, and the Putnam Advisory Company, LLC has shared voting power over the shares held by the institutional clients. MMC and PI disclaim beneficial ownership of any securities covered by the Schedule 13G/A filed on February 22, 2001 and further state that neither of them has any power to vote or dispose of or direct the voting or disposition of, any of the securities covered by the Schedule 13G/A

(5) The number of shares of Sepracor Common Stock that Mr. Barberich is deemed to beneficially own includes 1,127,680 shares of Common Stock of the Company which Mr. Barberich has the right to acquire within 60 days after January 31, 2001 upon exercise of outstanding stock options, an aggregate of 24,160 shares of Common Stock of the Company held in trust for Mr. Barberich's children, 62,408 shares of Common Stock of the Company held by Mr. Barberich's children, 70,000 shares of Common Stock of the Company held in trust for Mr. Barberich's wife and 1,362 shares of Common Stock of the Company held by Mr. Barberich's wife. The number of shares of BioSphere Common Stock that Mr. Barberich is deemed to beneficially own includes 55,944 shares of BioSphere Common Stock which Mr. Barberich has the right to acquire within 60 days after January 31, 2001 upon exercise of outstanding stock options and warrants. The number of shares of HemaSure Common Stock that Mr. Barberich is deemed to beneficially own includes 135,000 shares of HemaSure Common Stock which Mr. Barberich has the right to acquire within 60 days after January 31, 2001 upon exercise of outstanding stock options.

(6) The share amounts for each of the individuals listed below includes the number of shares of Common Stock of the Company which the person has the right to acquire within 60 days after January 31, 2001 upon exercise of outstanding stock options as set forth opposite the person's name below:

NAME                                              NUMBER OF SHARES
----                                              ----------------
James G. Andress................................       90,666
Digby W. Barrios................................       72,000
Robert J. Cresci................................       40,000
Keith Mansford, Ph.D............................       72,000
Alan A. Steigrod................................       40,000

(7) The number of shares of Sepracor Common Stock that Mr. Mrazek is deemed to beneficially own represents 110,666 shares of Common Stock of the Company which Mr. Mrazek has the right to acquire within 60 days after January 31, 2001 upon exercise of outstanding stock options and 175,298 shares of Common Stock held by a trust of which Mr. Mrazek is a trustee and beneficiary. The number of shares of HemaSure Common Stock that Mr. Mrazek is deemed to beneficially own represents 7,000 shares of HemaSure Common Stock held by a trust of which Mr. Mrazek is a beneficiary.

(8) Includes 50,000 shares of Sepracor Common Stock which Mr. O'Shea has the right to acquire within 60 days after January 31, 2001 upon exercise of outstanding stock options.

(9) Includes 143,332 shares of Common Stock of the Company which Dr. Rubin has the right to acquire within 60 days after January 31, 2001 upon exercise of outstanding stock options and 1,390 shares of Common Stock of the Company held by Dr. Rubin's children.

(10) The number of shares of Sepracor Common Stock that Mr. Southwell is deemed to beneficially own includes 248,000 shares of Common Stock of the Company that Mr. Southwell has the right to acquire within 60 days of January 31, 2001 upon exercise of outstanding stock options and 458 shares of Common Stock of the Company held by Mr. Southwell's children. The number of shares of BioSphere Common Stock that Mr. Southwell is deemed to beneficially own includes 16,388 shares of BioSphere Common Stock which Mr. Southwell has the right to acquire within 60 days after January 31, 2001 upon exercise of outstanding stock options and warrants.

(11) The number of shares of Sepracor Common Stock that Mr. Scumaci is deemed to beneficially own includes 64,667 shares of Common Stock of the Company which Mr. Scumaci has the right to acquire within 60 days after January 31, 2001 upon exercise of outstanding stock options and 800 shares of Sepracor Common Stock held in a trust for Mr. Scumaci's two children. The number of shares of BioSphere Common Stock that Mr. Scumaci is deemed to beneficially own represents 18,500 shares of BioSphere Common Stock which Mr. Scumaci has the right to acquire within 60 days after January 31, 2001.

(12) Includes an aggregate of 2,189,345 shares of Common Stock which all executive officers and directors have the right to acquire within 60 days after January 31, 2001 upon exercise of outstanding stock options.

(13) Includes an aggregate of 90,832 shares of BioSphere Common Stock which all directors and executive officers have the right to acquire within 60 days after January 31, 2001 upon exercise of outstanding stock options and warrants.

(14) Includes an aggregate of 135,000 shares of HemaSure Common Stock which all directors and executive officers have the right to acquire within 60 days after January 31, 2001 upon exercise of outstanding stock options.

                       PROPOSAL 1--ELECTION OF DIRECTORS

    The Company has a classified Board of Directors consisting of three Class I Directors, two Class II Directors and two Class III Directors. The Class I, Class II and Class III Directors will serve until the annual meeting of stockholders to be held in 2003, 2002 and 2001, respectively, and until their respective successors are elected and qualified. At each annual meeting of stockholders, directors are elected for a full term of three years to succeed those whose terms are expiring.

    The persons named in the enclosed proxy will vote to elect as directors Digby W. Barrios and Alan A. Steigrod, the Class III nominees named below, unless the proxy is marked otherwise. Each of the nominees is currently a member of the Board of Directors of the Company.

    Each nominee for Class III Director will be elected to hold office until the Annual Meeting of Stockholders in 2004 and until his successor is duly elected and qualified. Each of the nominees has indicated his willingness to serve, if elected; however, if any nominee should be unable to serve, the shares of Common Stock represented by proxies may be voted for a substitute nominee designated by the Board of Directors.

    There are no family relationships between or among any officers or directors of the Company.

    Set forth below are the names and ages of each member of the Board of Directors (including those who are nominees for election as Class III Directors), and the positions and offices held by him, his principal occupation and business experience during the past five years, the names of other publicly held companies of which he serves as a director and the year of the commencement of his term as a director of the Company. Information with respect to the number of shares of Common Stock beneficially owned by each director, directly or indirectly, as of January 31, 2001, appears under the heading "Stock Ownership of Certain Beneficial Owners and Management."

           NOMINEES FOR TERMS EXPIRING IN 2004 (CLASS III DIRECTORS)

    DIGBY W. BARRIOS, age 63, has been a director since 1992.

    Since July 1992, Mr. Barrios has been a management consultant. From 1988 until June 1992, Mr. Barrios served as President and Chief Executive Officer of Boehringer Ingelheim Corporation, a fine chemical and pharmaceutical company. Mr. Barrios also serves as a director of Sheffield Pharmaceuticals.

    ALAN A. STEIGROD, age 63, has been a director since 1995.

    Since January 1996, Mr. Steigrod has been Managing Director of Newport HealthCare Ventures, which provides consulting services in connection with the biopharmaceutical industry. From March 1993 to November 1995, Mr. Steigrod served as President and Chief Executive Officer of Cortex
Pharmaceuticals, Inc., a biotechnology research and development company. From February 1991 to February 1993, Mr. Steigrod was an independent biotechnology/pharmaceutical business consultant. From February 1981 to February 1991, Mr. Steigrod served as Executive Vice President of Marketing/ Sales of Glaxo Inc., a pharmaceutical corporation. Mr. Steigrod also serves as a director of Cellegy Pharmaceuticals, Inc. and NeoRx Corporation.

           DIRECTORS WHOSE TERMS EXPIRE IN 2002 (CLASS II DIRECTORS)

    TIMOTHY J. BARBERICH, age 53, has been a director since 1984.

    Mr. Barberich has served as Chairman of the Board of Directors and Chief Executive Officer of the Company since 1984. From 1984 to October 1999,
Mr. Barberich also served as President of the Company. He also serves as Chairman of the Board and a director of HemaSure, a publicly held affiliate of the Company, as a director of BioSphere, a publicly held subsidiary of the Company and as a direcor of Versicor, Inc., a publicly held affiliate of the Company.

    KEITH MANSFORD, PH.D., age 69, has been a director since 1993.

    Dr. Mansford has served as the Chairman of Mansford Associates, a pharmaceutical consulting firm, since 1992. Dr. Mansford served as Chairman, Research & Development, of SmithKline Beecham PLC from July 1989 to
January 1992. He also serves as a director of SkyePharma PLC.

                      DIRECTORS WHOSE TERMS EXPIRE IN 2003

    JAMES G. ANDRESS, age 62, has been a director since 1991.

    Since November 1996, Mr. Andress has been Chief Executive Officer of Warner Chilcott, PLC, a publicly held pharmaceutical company. From November 1995 to October 1996, Mr. Andress was a management consultant. Mr. Andress served as President and Chief Executive Officer of Information Resources, Inc., a market research and computer software company, from 1989 to November 1995. He also serves as a director of Allstate Corporation, Information Resources, Inc., Option Care, Inc. and Xoma Corporation.

    ROBERT J. CRESCI, age 57, has been a director since 1990.

    Mr. Cresci has served as Managing Director of Pecks Management
Partners Ltd., an investment management firm, since September 1990. Mr. Cresci also serves as a director of Candlewood Hotel Co., Castle Dental Centers, Inc., Film Roman, Inc., Aviva Petroleum Ltd., SeraCare, Inc., E-Stamp Corporation, j2 Global Communications, Inc. and several private companies.

    JAMES F. MRAZEK, age 60, has been a director since 1984.

    Since March 1996, Mr. Mrazek has served as Managing Partner of the Four Corners Venture Fund, a venture capital and management consulting firm. From January 1990 to March 1996, Mr. Mrazek was President of Carnegie Venture Resources, a venture capital and management consulting firm. He also serves as a director of Photon Technology International, Inc.

BOARD AND COMMITTEE MEETINGS

    The Company has a standing Audit Committee of the Board of Directors, which provides the opportunity for direct contact between the Company's independent accountants and the Board. The members of the Audit Committee are Messrs. Cresci, Mrazek and Steigrod, each of whom is independent, as defined by its charter and the rules of the Nasdaq Stock Market. The Audit Committee is responsible for (i) recommending the selection of the Company's independent auditors; (ii) reviewing the effectiveness of the Company's accounting policies and practices, financial reporting and internal controls; (iii) reviewing any transactions that involve a potential conflict of interest; (iv) reviewing the scope of independent audit coverages and the fees charged by the independent accountants; and (v) reviewing the independence of such accountants from the Company's management. The Audit Committee also reviews other matters with respect to its accounting, auditing and financial reporting practices and procedures as it may find appropriate or may be brought to its attention. The Audit Committee met four times in 2000. On April 26, 2000, the Board of Directors adopted and approved a written charter for the Audit Committee, a copy of which is attached as Appendix A to this Proxy Statement. See "Report of the Audit Committee" below.

    The Company also has a standing Compensation Committee of the Board of Directors, which provides recommendations to the Board regarding compensation programs of the Company. The Compensation Committee is responsible for establishing and modifying the compensation of all corporate officers of the Company, adoption and amendment of all stock option and other employee benefit plans, and the engagement of, terms of any employment agreements and arrangements with, and termination of, all corporate officers of the Company. The Compensation Committee held one meeting during 2000. The members of the Compensation Committee are Messrs. Andress, Barrios and Mrazek. See "Report of the Compensation Committee" below.

    The Company does not have a nominating committee or a committee serving a similar function. Nominations are made by and through the full Board of Directors.

    The Board of Directors held five meetings during 2000. Each director attended at least 75% of the total number of meetings of the Board of Directors and all committees of the Board on which he served.

COMPENSATION FOR DIRECTORS

    Directors who are neither officers nor employees of the Company (the "Non-Employee Directors") receive $18,000 per year for their services as directors, expense reimbursement for attending Board and committee meetings and are entitled to participate in the Company's 1999 Director Stock Option Plan (the "1999 Director Plan") which provides for annual, automatic grants of non-statutory stock options to Non-Employee Directors. Messrs. Andress, Barrios, Cresci, Mrazek and Steigrod and Dr. Mansford each received in 2000 under the 1999 Director Plan stock options to purchase 20,000 shares of Common Stock at a price of $87.50. All options were granted at the closing price of the Company's Common Stock on the Nasdaq National Market on the date of grant.

    Non-Employee Directors who are members of the Company's Audit Committee will, as of February 1, 2001, receive additional cash compensation of $5,000 per year.

    Directors who are officers or employees of the Company do not receive any additional compensation for their services as directors.

COMPENSATION OF EXECUTIVE OFFICERS

    SUMMARY COMPENSATION TABLE. The following table sets forth certain information with respect to the annual and long-term compensation for each of the last three years of the Company's Chief Executive Officer and the Company's four other most highly compensated executive officers during 2000 (the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                                        LONG-TERM
                                                                                       COMPENSATION
                                                                                          AWARDS
                                                                                       ------------
                                                   ANNUAL COMPENSATION                  NUMBER OF
                                      ----------------------------------------------      SHARES
                                                                        OTHER ANNUAL    UNDERLYING
              NAME AND                                                  COMPENSATION      STOCK          ALL OTHER
         PRINCIPAL POSITION             YEAR     SALARY($)   BONUS($)      ($)(1)       OPTIONS(2)    COMPENSATION($)
------------------------------------  --------   ---------   --------   ------------   ------------   ---------------
Timothy J. Barberich................    2000      399,064    112,500            0          125,000         4,658(3)
  Chief Executive Officer               1999      349,329    135,000            0          200,000         5,761(4)
                                        1998      284,849    125,000            0          600,000         6,138(5)

William J. O'Shea(6)................    2000      353,862    180,000       38,430           50,000         4,292(3)
  President and                         1999       80,769     50,000        3,954        1,000,000           690(4)
  Chief Operating Officer               1998           --         --           --               --            --

David P. Southwell..................    2000      245,502     95,000            0           75,000         2,241(3)
  Executive Vice President,             1999      234,969    100,000            0          120,000         2,286(4)
  Chief Financial Officer               1998      195,814     90,000            0          360,000         2,220(5)
  and Secretary

Paul D. Rubin, M.D..................    2000      282,888    120,000            0           87,500         2,936(3)
  Executive Vice President,             1999      270,751    120,000            0          120,000         3,514(4)
  Development                           1998      259,264    120,000            0          480,000         4,033(5)

Robert F. Scumaci...................    2000      218,224     54,600            0           75,000         2,225(3)
  Executive Vice President,             1999      208,862     52,250            0          120,000         2,435(4)
  Finance and Administration            1998      185,483     45,000            0          170,000         2,169(5)
  and Treasurer

------------------------

(1) Amounts shown represent reimbursement received for relocation expenses. Other compensation in the form of perquisites and other personal benefits has been omitted in those instances where such perquisites and other personal benefits constituted less than the lesser of $50,000 or 10 percent of the total salary and bonus for each Named Executive Officer for such year.

(2) The Company did not make any restricted stock awards, grant any stock appreciation rights or make any long-term incentive plan payouts during 1998, 1999 and 2000.

(3) Includes the taxable portion of insurance premiums paid by the Company during 2000 on behalf of the named individual as follows:

    Timothy J. Barberich:.............   $3,158
    William J. O'Shea:................   $2,792
    David P. Southwell:...............   $  741
    Paul D. Rubin, M.D.:..............   $1,436
    Robert F. Scumaci:................   $  725

    Also includes $1,500 contributed by the Company on behalf of each Named Executive Officer pursuant to the Company's 401(k) Plan in 2000.

(4) Includes the taxable portion of insurance premiums paid by the Company during 1999 on behalf of the named individual as follows:

    Timothy J. Barberich:.............   $4,262
    William J. O'Shea:................   $  690
    David P. Southwell:...............   $  786
    Paul D. Rubin, M.D.:..............   $2,014
    Robert F. Scumaci:................   $  935

    Also includes $1,500 contributed by the Company on behalf of each Named Executive Officer, with the exception of Mr. O'Shea, pursuant to the Company's 401(k) Plan in 1999.

(5) Includes the taxable portion of insurance premiums paid by the Company during 1998 on behalf of the named individual as follows:

    Timothy J. Barberich:.............   $4,638
    David P. Southwell:...............   $  720
    Paul D. Rubin, M.D.:..............   $2,533
    Robert F. Scumaci:................   $  669

    Also includes $1,500 contributed by the Company on behalf of each Named Executive Officer, with the exception of Mr. O'Shea, pursuant to the Company's 401(k) Plan in 1998.

(6) Mr. O'Shea joined the Company in October 1999.

    OPTION GRANT TABLE. The following table sets forth certain information regarding stock options granted during the year ended December 31, 2000 by the Company to the Named Executive Officers.

                           OPTION GRANTS IN LAST YEAR

                                              INDIVIDUAL GRANTS                       POTENTIAL REALIZABLE VALUE
                           -------------------------------------------------------     AT ASSUMED ANNUAL RATES
                             NUMBER OF       PERCENT OF                                     OF STOCK PRICE
                              SHARES       TOTAL OPTIONS    EXERCISE                   APPRECIATION FOR OPTION
                            UNDERLYING       GRANTED TO      OR BASE                           TERM (3)
                              OPTIONS       EMPLOYEES IN      PRICE     EXPIRATION   ----------------------------
NAME                       GRANTED(#)(1)   FISCAL YEAR(%)   ($/SH)(2)      DATE                 5%($)
----                       -------------   --------------   ---------   ----------   ----------------------------
Timothy J. Barberich.....    125,000(4)          9%          87.3125     04/27/10                       6,863,795
William J. O'Shea........     50,000(4)          4%          87.3125     04/27/10                       2,745,518
David P. Southwell.......     75,000(4)          5%          87.3125     04/27/10                       4,118,277
Paul D. Rubin, M.D.......     87,500(4)          6%          87.3125     04/27/10                       4,804,657
Robert F. Scumaci........     75,000(4)          5%          87.3125     04/27/10                       4,118,277

                            POTENTIAL REALIZABLE VALUE
                              AT ASSUMED ANNUAL RATES
                                  OF STOCK PRICE
                              APPRECIATION FOR OPTION
                                     TERM (3)
                           -----------------------------
NAME                                  10%($)
----                       -----------------------------
Timothy J. Barberich.....                     17,394,205
William J. O'Shea........                      6,957,682
David P. Southwell.......                     10,436,523
Paul D. Rubin, M.D.......                     12,175,943
Robert F. Scumaci........                     10,436,523

------------------------

(1) Stock options granted by the Company generally vest in five equal annual installments commencing one year from the date of grant. See also footnote 4 below.

(2) The exercise price is equal to the closing price of the Company's Common Stock as reported by the Nasdaq National Market on the date of grant.

(3) Amounts represent hypothetical gains that could be achieved for stock options if exercised at the end of the option term. These gains are based on assumed rates of stock price appreciation of 5% and 10% compounded annually from the date stock options are granted. Actual gains, if any, on stock option exercises will depend on the future performance of the Common Stock on the date on which the stock options are exercised.

(4) The stock options granted to the Named Executive Officers on April 27, 2000 vest as to 50% in three equal annual installments commencing on the date the price per share of the Company's Common Stock reaches or exceeds $150 per share for ten consecutive business days and vest as to the remaining 50% in three equal annual installments commencing on the date the price per share of the Company's Common Stock reaches or exceeds $200 per share for ten consecutive business days; provided, however, that if the price per share objectives are not achieved, the stock options will vest in full on April 27, 2007, subject to the terms of the option agreement and the plan.

    OPTION EXERCISES AND YEAR-END OPTION VALUES TABLE. The following table sets forth certain information regarding the aggregate shares of Common Stock acquired upon stock option exercises by the Named Executive Officers and the value realized upon such exercises during the year ended December 31, 2000, as well as the number and value of unexercised stock options held by the Named Executive Officers as of December 31, 2000.

   AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND YEAR-END OPTION VALUES

                                                              NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                             UNDERLYING UNEXERCISED        IN-THE-MONEY OPTIONS AT
                                  SHARES        VALUE        OPTIONS AT YEAR-END (#)           YEAR-END ($)(2)
                               ACQUIRED ON     REALIZED    ---------------------------   ---------------------------
                               EXERCISE (#)     ($)(1)     EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
                               ------------   ----------   -----------   -------------   -----------   -------------
Timothy J. Barberich.........     50,000      $4,908,065     927,680        851,000      $65,141,660    $37,468,000
William J. O'Shea............    120,000       5,780,497          --        930,000               --     39,325,000
David P. Southwell...........    276,000      26,060,678     128,000        525,000        8,479,380     23,460,000
Paul D. Rubin, M.D...........    233,332      19,836,194      50,000        694,168        2,248,125     31,339,874
Robert F. Scumaci............    108,666       9,958,541       8,000        376,334          582,520     14,159,875

------------------------

(1) Based on the closing sales price of the Common Stock as reported by the Nasdaq National Market on the date of exercise less the option exercise price.

(2) Value based on the closing sales price of the Company's Common Stock as reported by the Nasdaq National Market on December 29, 2000 ($80.125), the last trading day of 2000, less the applicable option exercise price.

REPORT OF THE COMPENSATION COMMITTEE

    The executive compensation program of the Company is administered by the Compensation Committee which is composed of three non-employee directors.

    The Company's executive compensation program is designed to retain and reward executives who are capable of leading the Company in achieving its business objectives in the competitive and rapidly changing industries in which the Company competes. The Compensation Committee establishes the compensation policies of the Company for Mr. Barberich, the Chairman of the Board and Chief Executive Officer of the Company, Mr. O'Shea, the President and Chief Operating Officer and the Company's Executive Vice Presidents. In addition, Mr. Barberich recommends compensation packages for the remaining executive officers which the Compensation Committee reviews and approves. All decisions by the Compensation Committee relating to the compensation of the Company's executive officers are reviewed by the full Board.

    This report is submitted by the Compensation Committee and addresses the Company's compensation policies for 2000 as they affected Mr. Barberich and the Company's other executive officers.

    COMPENSATION PHILOSOPHY

    The objectives of the executive compensation program are to align compensation with business objectives and individual performance and to enable the Company to attract, retain and reward executive officers who are expected to contribute to the long-term success of the Company. The Company's executive compensation philosophy is based on the following principles:

    - COMPETITIVE AND FAIR COMPENSATION

    The Company is committed to providing an executive compensation program that helps attract and retain highly qualified executives. To ensure that compensation is competitive, the Company regularly compares its compensation practices with those of other companies in the industry and sets its compensation guidelines based on this review. The Company also seeks to achieve a balance of the compensation paid to a particular individual and the compensation paid to other executives at the Company.

    - SUSTAINED PERFORMANCE

    Executive officers are rewarded based upon corporate performance, business group performance and individual performance. Corporate performance and business group performance are evaluated by reviewing the extent to which strategic and business plan goals are met, including such factors as achievement of operating budgets, establishment of strategic licensing and development alliances with third parties, timely development and introduction of new processes and products and performance relative to competitors. Individual performance is evaluated by reviewing attainment of specified individual objectives and the degree to which teamwork and Company values are fostered.

    In evaluating each executive officer's performance, the Company generally conforms to the following process:

    - Company and individual goals and objectives are set for each performance cycle.

    - At the end of the performance cycle, the accomplishment of the executive's goals and objectives and his contributions to the Company are evaluated.

    - The executive's performance is then compared with peers within the Company and the results are communicated to the executive.

    - The comparative results, combined with comparative compensation practices of other companies in the industry, are then used to determine salary and stock compensation levels.

    Annual compensation for the Company's executives generally consists of three elements--salary, bonus and stock options. In late 1999, the Committee established an executive bonus plan for 2000 pursuant to which executives were entitled to receive bonuses based on achievement of individual performance goals. Bonuses totaling $648,810 were paid to the executive officers for 2000.

    The salary for executives is generally set by reviewing compensation for competitive positions in the market and the historical compensation levels of the executives. Increases in annual salaries are based on actual corporate and individual performance against targeted performance and various subjective performance criteria. Targeted performance criteria vary for each executive based on his business group or area of responsibility, and may include achievement of the operating budget for the Company as a whole or of a business group of the Company, continued innovation in development and commercialization of the Company's technology, timely development and introduction of new products or processes, development and implementation of successful marketing and commercialization strategies, implementation of financing strategies and establishment of strategic licensing and development alliances with third parties. Subjective performance criteria include an executive's ability to motivate others, develop the skills necessary to grow as the Company matures, recognize and pursue new business opportunities and initiate programs to enhance the Company's growth and success. Compensation for executive officers also includes the long-term incentives afforded by stock options. The stock option program is designed to promote the identity of long-term interests between the Company's employees and its shareholders and assist in the retention of executives. The size of option grants is generally intended to reflect the executive's position with the Company and his contributions to the Company, including his success in achieving the individual performance criteria described above. The option program generally uses a five-year vesting period to encourage key employees to continue in the employ of the Company. From time to time, the Compensation Committee chooses to align more closely the vesting of stock options with the achievement by an executive officer of corporate, business group or individual performance goals. In 2000, the Company granted stock options to purchase an aggregate of 500,000 shares of the Company's Common Stock to executive officers at an exercise price of $87.3125 per share. All stock options granted to executive officers in 2000 were granted at fair market value on the date of grant.

    Executive officers are also eligible to participate in the Company's Employee Stock Purchase Plan (the "Purchase Plan"). The Purchase Plan is available to virtually all employees of the Company and generally permits participants to purchase shares at a discount of approximately 15% from the fair market value at the beginning or end of the applicable purchase period.

    COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(M)

    Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), generally disallows a tax deduction to public companies for compensation over $1 million paid to the corporation's Chief Executive Officer and four other most highly compensated executive officers.

Qualifying performance-based compensation will not be subject to the deduction limit if certain requirements are met. The Company intends to structure the stock options grants to its executive officers in a manner that complies with
Section 162(m) of the Code so as to mitigate any disallowance of deductions. The Company's 1991 Stock Option Plan was amended in 1995 and was reapproved by the stockholders in 1997 with the intent of preserving the availability of tax deductions to the Company that might otherwise be unavailable under
Section 162(m) of the Code.

    MR. BARBERICH'S 2000 COMPENSATION

    Mr. Barberich is eligible to participate in the same executive compensation plans available to the other executive officers. The Compensation Committee believes that Mr. Barberich's annual compensation, including the portion of his compensation based upon the Company's stock option program, has been set at a level competitive with other companies in the industry.

    Mr. Barberich's salary for 2000 increased from $349,329 to $399,064.
Mr. Barberich received a bonus of $112,500 in 2001 for 2000 performance compared to a bonus of $135,000 in 2000 for 1999 performance. In determining
Mr. Barberich's bonus compensation, the Compensation Committee considered the Company's progress in its drug discovery and development programs, its progress with Xopenex-TM-, the first product developed and commercialized by the Company, and the Company's success, through the issuance of convertible debt, in financing the Company.

                                         Compensation Committee
                                          James G. Andress
                                          Digby W. Barrios
                                          James F. Mrazek

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The current members of the Compensation Committee are Messrs. Andress, Barrios and Mrazek. No member of the Compensation Committee was at any time during 2000, or formerly, an officer or employee of the Company or any subsidiary of the Company, nor has any member of the Compensation Committee had any relationship with the Company requiring disclosure under Item 404 of Regulation S-K under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

    No executive officer of the Company has served as a director or member of the Compensation Committee (or other committee serving an equivalent function) of any other entity, one of whose executive officers served as a director of or member of the Compensation Committee of the Company.

COMPARATIVE STOCK PERFORMANCE

    The comparative stock performance graph below compares the cumulative stockholder return on the Common Stock of the Company for the period from December 31, 1994 through the year ended December 31, 2000 with the cumulative total return on (i) the Total Return Index for the Nasdaq Stock Market (U.S. Companies) (the "Nasdaq Composite Index"), and (ii) the Nasdaq Pharmaceutical Index (assuming the investment of $100 in the Company's Common Stock, the Nasdaq Composite Index and the Nasdaq Pharmaceutical Index on December 31, 1994 and reinvestment of all dividends). Measurement points are the last trading days of each of the years ended December 31, 1994, 1995, 1996, 1997, 1998, 1999 and
2000.

                            STOCK PERFORMANCE GRAPH

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Dollars

                             12/31/94  12/31/95  12/31/96  12/31/97  12/31/98  12/31/99  12/31/00
Sepracor Inc.                     100    445.45    403.03    971.21   2136.36   2404.55   3884.85
Nasdaq Composite Index            100    139.92    171.69    208.83     291.6    541.16    328.54
Nasdaq Pharmaceutical index       100    188.54    187.54    187.79    270.95    546.33    671.94

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    In March 2000, the Company loaned to Mr. O'Shea, President and Chief Operating Officer of the Company, $200,000 to assist with a house purchase. The loan, which was represented by a promissory note, was non-interest bearing for the first six months and interest bearing at a rate of 8.25%, thereafter. The loan was also secured by Mr. O'Shea's property. Mr. O'Shea repaid the loan, with interest, in full in January 2001.

EMPLOYMENT AGREEMENTS

    Under a letter agreement, dated June 14, 1993, between the Company and Mr. Barlow, the Company agreed to pay Mr. Barlow six months' salary in the event of termination of Mr. Barlow's employment without cause. Mr. Barlow resigned from the Company on January 24, 2000.

    Under a letter agreement, dated June 10, 1994, between the Company and Mr. Southwell, the Company has agreed to pay Mr. Southwell one year's salary plus bonus in the event of termination of Mr. Southwell's employment.

    Under a letter agreement, dated February 23, 1995, between the Company and Mr. Scumaci, Mr. Scumaci is entitled to a minimum annual salary of $134,000. Under the letter agreement, the Company has also agreed to pay Mr. Scumaci one year's salary plus pro rata bonus in the event of termination of Mr. Scumaci's employment after his fifth year of employment.

    Under a letter agreement, dated February 23, 1996, between the Company and Dr. Rubin, Dr. Rubin is entitled to a minimum annual salary of $240,000. If Dr. Rubin is terminated by the Company without cause, or if the Company is acquired by a third party for a price per share of $2.00 or less above the exercise price of the stock options granted to Dr. Rubin upon commencement of his employment, Dr. Rubin is entitled to receive a severance payment equal to one year's salary.

    Under a letter agreement, dated September 10, 1999, between the Company and Mr. O'Shea, the Company has agreed to pay Mr. O'Shea one year's salary in the event of termination of Mr. O'Shea's employment.

    In February 1999, the Board of Directors approved a plan concerning the payment of gross-up payments to officers and employees of the Company. In the event of a change in ownership or control of the Company, if any of the payments or benefits received by any executive officer of the Company constitute "parachute payments" and are therefore subject to the excise tax imposed by
Section 4999 of the Code, the Company shall pay to such executive officer an additional gross-up payment so that the executive officer will be placed in the same after-tax financial position he would have been in if the executive officer had not incurred any tax liability under Section 4999 of the Code.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

    The Audit Committee of the Company's Board of Directors is composed of three members and acts under a written charter first adopted and approved in April 2000. A copy of this charter is attached to this proxy statement as Appendix A. The members of the Audit Committee are independent directors, as defined by its charter and the rules of the Nasdaq Stock Market. The Audit Committee held four meetings during the fiscal year ended December 31, 2000.

    The Audit Committee reviewed the Company's audited financial statements for the fiscal year ended December 31, 2000, and discussed these financial statements with the Company's management. Management is responsible for the Company's internal controls and the financial reporting process. The Company's independent accountants are responsible for performing an independent audit of the Company's financial statements in accordance with generally accepted accounting principles and to issue a report on those financial statements. The Audit Committee is responsible for monitoring and overseeing these processes. As appropriate, the Audit Committee reviews and evaluates, and discusses with the Company's management, internal accounting, financial and auditing personnel and the independent auditors, the following:

    - the plan for, and the independent auditors' report on, each audit of the Company's financial statements;

    - the Company's financial disclosure documents, including all financial statements and reports filed with the Securities and Exchange Commission or sent to shareholders;

    - changes in the Company's accounting practices, principles, controls or methodologies;

    - significant developments or changes in accounting rules applicable to the Company; and

    - the adequacy of the Company's internal controls and accounting, financial and auditing personnel.

    Management represented to the Audit Committee that the Company's financial statements had been prepared in accordance with generally accepted accounting principles.

    The Audit Committee also reviewed and discussed the audited financial statements and the matters required by Statement on Auditing Standards 61 (Communication with Audit Committees) with PricewaterhouseCoopers LLP, the Company's independent auditors. SAS 61 requires the Company's independent auditors to discuss with the Company's Audit Committee, among other things, the following:

    - methods to account for significant unusual transactions;

    - the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

    - the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditors' conclusions regarding the reasonableness of those estimates; and

    - disagreements with management over the application of accounting principles, the basis for management's accounting estimates and the disclosures in the financial statements.

    The Company's independent auditors also provided the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). Independence Standards Board Standard No. 1 requires auditors annually to disclose in writing all relationships that in the auditor's professional opinion may reasonably be thought to bear on independence, confirm their perceived independence and engage in a discussion of independence. The Audit Committee discussed with the independent auditors the matters disclosed in this letter and their independence from the Company. The Audit Committee also considered whether the independent auditors' provision of certain other, non-audit related services to the Company is compatible with maintaining such auditors' independence.

    Based on its discussions with management and the independent auditors, and its review of the representations and information provided by management and the independent auditors, the Audit Committee recommended to the Company's Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000.

                                         Audit Committee
                                          Robert Cresci
                                          James Mrazek
                                          Alan Steigrod

INDEPENDENT AUDITORS FEES AND OTHER MATTERS

AUDIT FEES

    PricewaterhouseCoopers billed the Company an aggregate of $129,880 in fees for professional services rendered in connection with the audit of the Company's financial statements for the most recent fiscal year and the reviews of the financial statements included in each of the Company's Quarterly Reports on Form 10-Q during the fiscal year ended December 31, 2000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

    PricewaterhouseCoopers did not bill the Company for any professional services rendered to the Company and its affiliates for the fiscal year ended December 31, 2000 in connection with financial information systems design or implementation, the operation of the Company's information system or the management of its local area network.

ALL OTHER FEES

    PricewaterhouseCoopers billed the Company an aggregate of $401,132 in fees for other services rendered to the Company and its affiliates for the fiscal year ended December 31, 2000.

                            INDEPENDENT ACCOUNTANTS

    PricewaterhouseCoopers LLP is currently serving as the Company's independent accountants. PricewaterhouseCoopers LLP has served as the Company's independent accountants since 1985. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so and will also be available to respond to appropriate questions from stockholders.

                                 OTHER MATTERS

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Exchange Act requires the Company's directors, executive officers and holders of more than 10% of the Company's Common Stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Based solely on its review of copies of Section 16(a) reports furnished to the Company and representations made to the Company, the Company believes that during 2000 its officers, directors and holders of more than 10% of the Company's Common Stock complied with all Section 16(a) filing requirements, with the following exceptions: Mr. Barrios received an aggregate of 18,666 shares on July 26, 2000 upon the exercise of stock options and sold 18,666 shares on July 26, 2000, and the Form 4 reporting these transactions was filed on August 16, 2000; and Mr. Steigrod received an aggregate of 20,000 shares upon the exercise of stock options on June 12, 2000 and sold 20,000 shares on June 12, 2000, and the Form 4 reporting these transactions was filed on July 13, 2000.

MATTERS TO BE CONSIDERED AT THE MEETING

    The Board of Directors does not know of any other matters which may come before the Annual Meeting. However, if any other matters are properly presented to the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

SOLICITATION OF PROXIES

    All costs of solicitation of proxies will be borne by the Company. The Company's directors, officers and regular employees, without additional remuneration, may solicit proxies by mail, courier, telephone, facsimile and personal interviews. The Company will reimburse brokers, custodians and fiduciaries for their reasonable out-of-pocket expenses incurred in connection with the distribution of proxy materials.

DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS FOR THE 2001 ANNUAL MEETING

    Proposals of stockholders intended to be presented at the 2002 Annual Meeting of Stockholders must be received by the Company at its principal office in Marlborough, Massachusetts not later than December 23, 2001 for inclusion in the proxy statement for that meeting.

    In addition, the Company's By-laws require that the Company be given advance notice of stockholder nominations for election to the Company's Board of Directors and of other matters which stockholders wish to present for action at an annual meeting of stockholders (other than matters included in the Company's proxy statement in accordance with Rule 14a-8). The required notice must be received by the Secretary of the Company at the principal offices of the Company not less than 60 days nor more than 90 days prior to the first anniversary date of the preceding year's annual meeting of stockholders. The advance notice provisions of the Company's By-laws supersede the notice requirements contained in recent amendments to Rule 14a-4 under the Exchange Act.

                                         By Order of the Board of Directors,
                                          DAVID P. SOUTHWELL
                                          Secretary

April 23, 2001

    THE BOARD OF DIRECTORS ENCOURAGES STOCKHOLDERS TO ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. A PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING AND YOUR COOPERATION WILL BE APPRECIATED. STOCKHOLDERS WHO ATTEND THIS MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

APPENDIX A

                                    SEPRACOR
                            AUDIT COMMITTEE CHARTER

ORGANIZATION

    There shall be a committee of three or more of the board of directors to be known as the Audit Committee. The Audit Committee shall be composed of independent, financially literate directors meeting the requirements set forth below under the headings "Independence" and "Financial Literacy." Unless a Chairman is elected by the board of directors, the Audit Committee shall elect a Chairman by majority vote.

INDEPENDENCE

    A director is independent if he or she is not an officer or employee of the Company or its subsidiaries, if he or she has no relationship which, in the opinion of the board of directors, would interfere with his or her exercise of independent judgment in carrying out the responsibilities of a director, and if he or she:

    - Has not been an employee of the Company or any affiliate of the Company in any of the past three years;

    - Has no immediate family member who has been employed by the Company or an affiliate of the Company in any of the past three years (an immediate family member includes a person's spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law and anyone who resides in a person's home);

    - Is not employed as an executive of an entity other than the Company having a compensation committee which includes any of the Company's executives;

    - Did not within the last fiscal year receive from the Company or any affiliate of the Company compensation--other than benefits under a tax qualified retirement plan, compensation for directors service or nondiscretionary compensation--greater than $60,000; and

    - Has not in any of the past three years been a partner in, or controlling shareholder or executive of, a for profit business organization to which the Company made or from which the Company received payment (other than payment arising from investments in the Company's securities) that exceeds the greater of: (i) $200,000; or (ii) more than 5% of the Company's or business organization's consolidated gross revenues.

    Under exceptional and limited circumstances, one director who has a relationship making him or her not independent, and who is not a Company employee or an immediate family member of a Company employee, may serve on the Audit Committee if the board of directors determines that the director's membership on the Audit Committee is required by the best interests of the Company and its shareholders, and disclosures in the next annual proxy statement after such determination the nature of the relationship and the reasons for the determination.

FINANCIAL LITERACY

    Each member of the Audit Committee must be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement and cash flow statement, or must become able to do so within a reasonable time after his or her appointment to the Audit Committee. At least one member of the Audit Committee must have past employment experience in finance or accounting, professional certification in accounting, or other comparable experience or background which result in the member having financial sophistication (such as being or having been chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities).

STATEMENT OF POLICY

    The Audit Committee shall provide assistance to the corporate directors in fulfilling its responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the corporation, and the quality and integrity of the financial reports of the corporation. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication between the directors, the independent auditor, and the financial management of the corporation.

RESPONSIBILITIES

    The Audit Committee shall assist the board of directors in fulfilling their responsibilities to shareholders concerning the Company's accounting and reporting practices, and shall facilitate open communication between the Audit Committee, board of directors, independent auditor, and management. The Audit Committee shall discharge its responsibilities, and shall assess the information provided by the Company's management and the independent auditor, in accordance with its business judgment. The responsibilities set forth herein do not reflect or create any duty or obligation of the Audit Committee to plan, conduct, oversee or determine the appropriate scope of any audit, or to determine that the Company's financial statements are complete, accurate, fairly presented, or in accordance with Generally Accepted Accounting Principles or applicable law. In exercising its business judgment, the Audit Committee shall rely on the information and advice provided by the Company's management and/or its independent auditor.

    In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the corporation are in accordance with all requirements and are of the highest quality.

    In carrying out these responsibilities, the Audit Committee will:

    - Review and reassess the adequacy of this charter at least annually.

    - Review the scope and performance of the independent auditor selected to audit the financial statements of the corporation and its divisions and subsidiaries. The independent auditor shall be accountable to the Audit Committee and the board of directors, which together shall have the ultimate authority and responsibility to nominate the independent auditor to be proposed for shareholder approval in any proxy statement and to select, evaluate and (where appropriate) replace the independent auditor.

    - Meet with the independent auditor and financial management of the corporation to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditor.

    - Review and discuss with the Company's management the Company's audited financial statements.

    - Discuss with the independent auditor the matters about which statement on Accounting Standards No. 61 requires discussion.

    - Review with the independent auditor, and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the corporation, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper. Further, the committee periodically should review company policies and procedures to determine their adherence to the code of conduct.

    - Discuss with the independent auditor its independence, and actively engage in a dialogue with the independent auditor regarding any disclosed relationships or services that might impact the objectivity and independence of the independent auditor. Further, the Audit Committee shall ensure that it receives from the independent auditor the written disclosures and letter required by Independence Standards Board Standard No. 1.

    - Review legal and regulatory matters that may have a material impact on the financial statements, related company compliance policies, and programs and reports received from regulators.

    - Provide sufficient opportunity for the independent auditor to meet with the members of the Audit Committee without members of management present. Among the items to be discussed in these meetings are the independent auditor's evaluation of the corporation's financial, accounting, and auditing personnel, and the cooperation that the independent auditor received during the course of the audit.

    - Based upon its discharge of its responsibilities described above, discussion or communication that the Audit Committee in its business judgment deems relevant, consider whether they will recommend to the board of directors that the Company's audited financial statements be included in the Company's annual report on Form 10-K.

    - Prepare for inclusion where necessary in a proxy or information statement of the Company relating to an annual meeting of securityholders at which directors are to be elected, the report described in Item 306 of Regulation S-K.

    - Review accounting and financial human resources and succession planning within the Company.

    - Submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each committee meeting with, the board of directors.

    - The Audit Committee shall direct the independent auditor to use its best efforts to perform all reviews of interim financial information prior to disclosure by the Company of such information, and to discuss promptly with the Chairman of the Audit Committee and the Chief Financial Officer any matters identified in connection with the auditor's review of interim financial information which are required to be discussed by Statement on Auditing Standards No. 61. The Chairman of the Audit Committee shall discuss any such matters with the independent auditor, and shall notify the other members of the Audit Committee of any discussions which the independent auditor or the Chairman in the exercise of his or her business judgment believes should be considered by the Audit Committee prior to disclosure or filing of the interim financial information, or the Audit Committee's next scheduled meeting.

    - The Audit Committee shall direct management to advise the Audit Committee in the event that the Company proposes to disclose or file interim financial information prior to completion of review by the independent auditor.

    - The Audit Committee shall have the power to conduct or authorize investigations into any matters within the committee's scope of responsibilities. The committee shall be empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigation.

Appendix B




                                  SEPRACOR INC.
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

                  ANNUAL MEETING OF STOCKHOLDERS - MAY 23, 2001

     Those signing on the reverse side, revoking any prior proxies, hereby appoint(s) Timothy J. Barberich and David P. Southwell, or each of them with full power of substitution, as proxies for those signing on the reverse side to act and vote at the 2001 Annual Meeting of Stockholders of Sepracor Inc. and at any adjournments thereof as indicated upon all matters referred to on the reverse side and described in the Proxy Statement for the Meeting, and, in their discretion, upon any other matters which may properly come before the Meeting.


     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S). IF NO OTHER INDICATION IS MADE, THE PROXIES SHALL VOTE "FOR" PROPOSAL NUMBERS 1 AND 2.

                    PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE
                    AND RETURN PROMPTLY IN ENCLOSED ENVELOPE


      HAS YOUR ADDRESS CHANGED?                  DO YOU HAVE ANY COMMENTS?

--------------------------------------      ------------------------------------

--------------------------------------      ------------------------------------

--------------------------------------      ------------------------------------


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

        SEE REVERSE SIDE                               SEE REVERSE SIDE

[X] Please mark votes as in this example.

    A VOTE FOR THE DIRECTOR NOMINEES AND FOR PROPOSAL NUMBERS 1 AND 2 IS RECOMMENDED BY THE BOARD OF DIRECTORS.

                                                            FOR AGAINST ABSTAIN
    1. Election of Class III Directors    2. To transact    / /   / /     / /
       NOMINEES:                             such other
       (01)Digby W. Barrios                  business as
       (02)Alan A. Steigrod                  may properly
                                             come before
                                             the meeting.
             /  /           /  /

           FOR BOTH       WITHHELD
           NOMINEES       FROM BOTH
          (except as      NOMINEES
         indicated to
         the contrary)



         /  / -------------------------

         TO WITHHOLD AUTHORITY TO VOTE FOR
         INDIVIDUAL NOMINEE(S) WRITE THE NAME OF
         SUCH NOMINEE(S) ON THE ABOVE LINE.
         YOUR SHARES WILL BE VOTED
         FOR THE REMAINING NOMINEE(S).


         MARK HERE FOR ADDRESS      /  /
         CHANGE OR COMMENTS AND
         NOTE ON REVERSE SIDE

         Please sign this proxy exactly as your name appears hereon. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation or partnership, this signature should be that of an authorized officer who should state his or her title.


Signature:                                          Date:
            --------------------------------------         --------------------

Signature:                                          Date:
            --------------------------------------         --------------------